UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2021

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CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)

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Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144

(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

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(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRY	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5    Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders

On November 16, 2021, CryoLife, Inc. (the “Company” or “CryoLife”) held a special meeting of stockholders of the Company (the “Special Meeting”). Holders of 30,697,870 shares of the Company’s common stock, which represented approximately 78% of the shares of the Company’s common stock outstanding and entitled to vote as of the record date of September 21, 2021, were represented in person or by proxy at the Special Meeting.

At the Special Meeting, CryoLife’s stockholders (i) approved the reincorporation of CryoLife from the State of Florida to the State of Delaware, including the Plan of Conversion, Florida Articles of Conversion, Delaware Certificate of Conversion, Delaware Certificate of Incorporation, and Delaware Bylaws, (ii) approved an exclusive forum provision as set forth in the Delaware Certificate of Incorporation to take effect following the reincorporation, and (iii) approved an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal or the Exclusive Forum Proposal.

The final results of the voting on each matter of business at the Special Meeting are as follows:

(i)Approval of the reincorporation of CryoLife from the State of Florida to the State of Delaware, including the Plan of Conversion, Florida Articles of Conversion, Delaware Certificate of Conversion, Delaware Certificate of Incorporation, and Delaware Bylaws.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
30,214,640	358,217	125,013	-

(ii)Approval of an exclusive forum provision as set forth in the Delaware Certificate of Incorporation to take effect following the reincorporation.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
27,052,290	3,541,055	131,524	-

(iii)Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal or the Exclusive Forum Proposal.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
24,968,570	5,550,631	178,668	-

Section 9    Financial Statements and Exhibits

Item 9.01    Exhibits

(d)Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2021

CRYOLIFE, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer